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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2004

                              MERCHANTS GROUP, INC.

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             (Exact name of registrant as specified in its charter)

                                    Delaware

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                 (State or other jurisdiction of incorporation)

                1-9640                                 16-1280763

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      (Commission File Number)            (I.R.S. Employer Identification No.)

   250 Main Street, Buffalo, New York                    14202

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(Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (716) 849-3333

                                (NOT APPLICABLE)

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(Former name or former address, if changed since last report)


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                                TABLE OF CONTENTS

      Item 7. Financial Statements and Exhibits.
      Item 12. Results of Operations and Financial Condition.

FORM 8-K
EXHIBIT INDEX
Exhibit 99 News Release
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Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

            The following exhibits are filed as a part of this report:

                Exhibit No.                      Description

                    99                Press release dated July 29, 2004.

Item 12. Results of Operations and Financial Condition.

            On July 29, 2004, Merchants Group, Inc. issued a press release announcing results for the quarter ended June 30, 2004 and the declaration of a quarterly dividend. The text of the press release is furnished as exhibit 99 to this Form 8-K. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERCHANTS GROUP, INC.



                                        By:  /s/  Kenneth J. Wilson
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                                        Kenneth J. Wilson
                                        Chief Financial Officer
                                        Treasurer


                                        Dated July 29, 2004


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                                  EXHIBIT INDEX

Exhibit No.

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99                Press release dated July 29, 2004.


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